UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 22, 2016 (March 17, 2016)

LOEWS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, New York, N.Y.		10065-8087
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 521-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 22, 2016, Loews Corporation (the “Company”) completed a public offering of $500,000,000 aggregate principal amount of its 3.75% Senior Notes due 2026 (the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-202247) filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2015, including a related prospectus and prospectus supplement dated February 24, 2015 and March 17, 2016, respectively, and filed with the SEC.

In connection with the offering of the Notes, the Company entered into an Underwriting Agreement, dated March 17, 2016 (the “Underwriting Agreement”), among the Company and Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”).

The Notes were issued under an Indenture, dated as of March 1, 1986, as supplemented by a supplemental indenture, dated March 30, 1993, and a supplemental indenture, dated February 18, 1997 (as so supplemented the “Indenture”), between the Company and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank (National Association)).

Interest will be paid on the Notes semi-annually on April 1 and October 1 of each year, commencing October 1, 2016, at a rate of 3.75% per annum until April 1, 2026. The Company may redeem the Notes, in whole or in part, at any time prior to January 1, 2026 at a make-whole redemption price discounted to the redemption date at the rate of U.S. Treasury plus 30 basis points, plus accrued interest to the redemption date. If the Notes are redeemed, in whole or in part, on or after January 1, 2026, the Company will pay a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued interest to the redemption date.

The Underwriting Agreement, the Indenture and amendments thereto, and the form of the global note for the offering, are filed as exhibits to, or are incorporated by reference in, this Form 8-K, and are incorporated into this Item 8.01 by reference.

Item 9.01(d).	Financial Statements and Exhibits.

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at www.sec.gov.

Exhibit 1.1	Underwriting Agreement, dated March 17, 2016, among the Company and Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

Exhibit 4.1	Indenture, dated as of March 1, 1986, between the Company and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank N.A (formerly The Chase Manhattan Bank (National Association)), incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form S-3 of the Registrant, dated March 7, 1986 (File No. 33-3829).

Exhibit 4.2	First Supplemental Indenture, dated as of March 30, 1993, to the Indenture, dated as of March 1, 1986, between the Company and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank N.A (formerly The Chase Manhattan Bank (National Association)), incorporated herein by reference to Exhibit B to a Current Report on Form 8-K of the Registrant filed with the SEC on June 3, 1993 (File No. 1-6541).

Exhibit 4.3	Second Supplemental Indenture, dated as of February 18,1997, to the Indenture, dated as of March 1, 1986, between the Company and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank N.A (formerly The Chase Manhattan Bank (National Association)), incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-3 of the Registrant, dated February 20, 1997 (File No. 333-22113).

Exhibit 4.4	Form of Note for 3.75% Notes due 2026.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION (REGISTRANT)

Date: March 22, 2016	By:	/s/ Gary W. Garson
	Name:	Gary W. Garson
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 17, 2016 among the Company and Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

Exhibit 4.1	Indenture, dated as of March 1, 1986, between the Company and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank N.A (formerly The Chase Manhattan Bank (National Association)), incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form S-3 of the Registrant, dated March 7, 1986 (File No. 33-3829).

Exhibit 4.2	First Supplemental Indenture, dated as of March 30, 1993, to the Indenture, dated as of March 1, 1986, between the Company and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank N.A (formerly The Chase Manhattan Bank (National Association)), incorporated herein by reference to Exhibit B to a Current Report on Form 8-K of the Registrant filed with the SEC on June 3, 1993 (File No. 1-6541).

Exhibit 4.3	Second Supplemental Indenture, dated as of February 18,1997, to the Indenture, dated as of March 1, 1986, between the Company and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank N.A (formerly The Chase Manhattan Bank (National Association)), incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-3 of the Registrant, dated February 20, 1997 (File No. 333-22113).

Exhibit 4.4	Form of Note for 3.75% Notes due 2026.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1 hereto).

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